SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2009

MONEYLOGIX GROUP, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-1024048	33-0680443
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

260 Edgeley Blvd, Suite 12, Concord, Ontario L4K 3Y4
 (Address of Principal Executive Offices)

(905)761-1400
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

The information set forth in Item 2.01 and Item 3.02 of this Current Report on Form 8-K that relates to the entry into a material definitive agreement is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of 2131059 ONTARIO LIMITED

On May 22, 2009, MoneyLogix Group, Inc (“MoneyLogix”, “Company”, “We”, “Our”   or “MLXG”), completed the acquisition of 2131059 ONTARIO LIMITED (“Mapleview”, or “Acquisition”), in accordance with the share purchase agreement between the parties.  Pursuant to the terms of the agreement, MoneyLogix agreed to issue 8,775,000 restricted common shares to 2206659 Ontario Ltd valued at CDN$2.00 per share for a total of CDN $17,550,000 and assumed additional debt in the amount of approximately CDN $9,0000,000.  MoneyLogix has assigned all the common shares of Mapleview to MoneyLogix Group, Inc (“MLXG CANADA”), a 100%  owned subsidiary of the MoneyLogix.  As a result of this assignment, Mapleview becomes a 100% wholly owned subsidiary of MLXG CANADA. Since MLXG CANADA is a wholly owned subsidiary of Moneylogix  MoneyLogix becomes the indirect owner of Mapleview.

About 2131059 Ontario Ltd.

Established in March 2007, Mapleview is the registered owner of the property municipally known as North Side Mapleview Drive East, Barrie, Ontario comprising approximately 50 acres of land, being PIN 580910288, S.Pt.Lot 16, Conc, Being Part 1, Reference 51R-22937, City of Barrie, County of Simcoe, and comprising approximately 49.48 acres PIN 580911689, S ½ Lot 16, Conc. 12, Being Part 1 Reference Plan 51R-22928, City of Barrie, County of Simcoe;

MoneyLogix purchased the property after extensive review and investigation of the future development potential.  The local municipality, Barrie, has adopted the planning department’s recommendations regarding the density (number of units per hectare) and intensification (increasing density) throughout the City, which will become part of the municipality’s Official Plan expected to be adopted on June 16, 2009.  This property is included in that densification, potentially raising the approved number of dwelling units from 250 currently approved to approximately 2,600 units.

This property is located at the corner of Mapleview Drive and Yonge Street adjacent to the GO Train Station in Barrie which provides daily commuter transit service directly to downtown Toronto, and immediately adjacent to a residential development that is expected to be fully completed and occupied in 2010.  The property is the last remaining section in the vicinity both designated for residential development and intensification.

The Vendor of the lands worked closely with City Planning staff and councilors, and has provided a concept plan for the site including approximately 1,500 dwelling units, and while the concept plan has yet to be approved for zoning and draft subdivision, it is believed that because of the excellent location of the property site plan approval may be achieved in 12-18 months.

With the potential for increased densification and the proximity to the GO Train, MoneyLogix’s management believes the Mapleview property demonstrates the Company’s strategy of opportunistically investing in properties with the potential for significant capital appreciation.

Item 3.02  Unregistered Sales of Equity Securities.

On May 22, 2009, pursuant to the Share Purchase Agreement, in exchange for 100% of the issued and outstanding stock of Mapleview, MoneyLogix issued 8,775,000 restricted shares of our common stock to as set forth in Item 2.01.These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The Financial Statements of 2131059 ONTARIO LIMITED are filed herein.

(b) Pro Forma Financial Information.

The Pro Forma financial statements for 2131059 ONTARIO LIMITED are filed herein.

(c) Exhibits.

Exhibit Number	Description

10.1	Share Purchase Agreement dated as of May 22, 2009.*

99.1	Press Release*

*Filed as an exhibit to the Form 8-K file with the SEC on May 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLOGIX GROUP,INC

Date: August 6, 2009	By:	/s/ Gary Cilevitz
Gary Cilevitz Chief Financial Officer and Corporate Secretary

2131059 ONTARIO LIMITED
 (A Development Stage Company)

FINANCIAL STATEMENTS

MAY 20, 2009

F1

2131059 ONTARIO LIMITED
 (A Development Stage Company)
MAY 20, 2009
CONTENTS

Page
FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F3
Balance Sheets	F4
Statement of Operations and Comprehensive Income (Loss)	F5
Statements of Cash Flows	F6
Statement of Stockholders’ Equity	F7
Notes to the Financial Statements	F8 - F14

F2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of 2131059 Ontario Limited

We have audited the accompanying balance sheets of 2131059 Ontario Limited as of May 31, 2008 and May 20, 2009, and the related statements of stockholders’ equity, operations and comprehensive income (loss), and cash flows for the period from inception (March 7, 2007) through May 20, 2009. 2131059 Ontario Limited’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2131059 Ontario Limited as of May 31, 2008 and May 20, 2009, and the results of its operations and its cash flows for the period from inception (March 7, 2007) through May 20, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company's property is not yet in service and has no sources of revenue along with significant debt with no sources of capital to repay the indebtedness which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rochester, New York
August 1, 2009

F3

2131059 ONTARIO LIMITED
(A Development Stage Company)
BALANCE SHEETS

	May 20, 2009	May 31, 2008
ASSETS
Assets
Property undergoing development	$12,031,531	$12,443,967
Cash	1,461	745
Taxes receivable	2,014	4,377
Total Assets	$12,035,006	$12,449,089
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages Payable(Note 5)	$7,567,647	$8,820,637
Due to Baywood Partnership( Note 6)	4,177,615	3,535,289
Accounts Payable and accrued liabilities	289,656	93,063
Total Liabilities	12,034,918	12,448,989

Stockholders' Equity
Capital stock, $1.00 Canadian par value; unlimited shares authorized; 100 issued and outstanding (Note 7)	100	100
Accumulated Other Comprehensive Income (Loss)	(12)
Deficit accumulated during the development stage	0	0
Total Stockholders' Equity	88	100
Total Liabilities and Stockholders' Equity	$12,035,006	$12,449,089

The accompanying notes are an integral part of these financial statements.

F4

   2131059 ONTARIO LIMITED
 (A Development Stage Company)
STATEMENTS OF  OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)

	Year Ended May 20, 2009	Year Ended May 31, 2008	For the Period from Inception (March 21, 2007) to May 20, 2009

Revenues	$-	$-	$-

Expenses	-	-	-

Net Income(Loss)	-	-	-

Foreign Currency Translation Adjustment	(12)	-	(12)

Comprehensive Loss	$(12)	$-	$(12)

Net Income(Loss) per share- Basic and Diluted during the period	$0.00	$0.00	$0.00

Weighted Average Number of Shares
Outstanding during the period-
Basic and Diluted	100	100	100

 The accompanying notes are an integral part of these financial statements.

F5

  2131059 ONTARIO LIMITED
 (A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended May 20, 2009	Year Ended May 31, 2008	For the Period from Inception (March 21, 2007) to May 20, 2009

Cash Flows from Operating Activities
Net loss	$0	$0	$0
Adjustments to reconcile net loss to net cash used in operating activities:
Taxes receivable	1,765	(4,377)	(2,014)
Accounts Payable and accrued liabilities	204,950	93,063	289,656

Net Cash Used in Operating Activities	206,715	88,686	287,642

Cash Flows from Investing Activities
Increase in Property undergoing development	(1,174,269)	(12,443,967)	(12,031,531)

Net Cash Provided by Investing Activities	(1,174,269)	(12,443,967)	(12,031,531)

Cash Flows from Financing Activities
Increase in Mortgages Payable	(111,410)	8,820,637	7,567,647
Increase in Due to Baywood Partnership	1,079,760	3,535,289	4,177,615
Proceeds of Issuance of Capital Stock	-	100	100

Net Cash Provided by Financing Activities	968,350	12,356,026	11,745,362

Foreign Exchange on Balances	(80)	-	(12)

Net Increase in Cash and Cash Equivalents	716	745	1,461

Cash and Cash Equivalents - Beginning of Period	745	0	0

Cash and Cash Equivalents - End of Period	$1,461	$745	$1,461

Supplemental Cash Flow Information
Interest paid	$752,237	$947,606	$1,677,307

Income taxes paid	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

F6

  2131059 ONTARIO LIMITED
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (MARCH 7, 2007) TO MAY 20, 2009

	Common Stock			Accumulated Other Comprehensive Income (Loss)	Deficit Accumulated During the Development	Total Stockholders'
	Shares	Amount			Stage	Equity

Issuance of common stock	100		$100		$-	$100
Net loss	-		$-		$-	$-
Balance, May 31, 2007	100		$100		$-	$100

Net Loss	-		-		$-	$-
Balance, May 31, 2008	100		$100		$-	$100

Foreign Currency translation adjustment		$		(12)	$-)	$(12)
Net Loss	-		$-		$-	$-
Balance, May 20, 2009	100		$100	$(12)	$-)	$88

The accompanying notes are an integral part of these financial statements.

F7

2131059 ONTARIO LIMITED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

1.          NATURE OF OPERATIONS AND ORGANIZATION

Nature of Operations

2131059 ONTARIO LIMITED (“Company”), and is organized under the laws of the Ontario, Canada. The Company is a development stage company which is currently developing a property in Barrie, Ontario Canada

2.          BASIS OF PRESENTATION

The Company has not earned any revenues from limited principal operations and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards (“SFAS”) No. 7,   Accounting and Reporting by Development Stage Enterprises   (“SFAS No. 7 “). Among the disclosures required by SFAS No. 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

3.          GOING CONCERN

These financial statements have been prepared assuming the Company will continue on a going-concern basis. The Company is continuing as a going-concern which depends on being able to raise adequate financing. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such financing.

There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet is obligations. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts recorded in these financial statements.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

F8

2131059 ONTARIO LIMITED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

4.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash consist of cash on account.

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to SFAS No. 128, Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the period from March 21, 2007 (inception) to May 20, 2009 and any earnings or loss per share due to no operations since inception.

Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, “Foreign Currency Translation”. The Company’s functional currency is the Canadian dollar. All assets and liabilities are translated into United States dollars using the exchange rates prevailing at the end of the period. Revenues and expenses are translated using the average exchange rates prevailing throughout the year.

Unrealized foreign exchange amounts resulting from translations at different rates according to their nature are included in accumulated other comprehensive income.

Realized foreign currency transaction gains and losses are recognized in operations.

Fair Value of Financial Instruments

The Company's financial instruments consist of Mortgages Payable, Accounts Payable and Accrued Liabilities and Due to Baywood Partnership. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values at May 20, 2009 and May 31, 2008 unless otherwise noted.

F9

2131059 ONTARIO LIMITED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

4.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statements and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Property undergoing development

In accordance with Statement of Financial Accounting Standards No. 34, “Capitalization of Interest Cost” (“SFAS 34”) and Statement of Financial Accounting Standards No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects” (“SFAS 67”), we capitalize direct construction and development costs, including predevelopment costs, interest, property taxes, insurance and other costs directly related and essential to the acquisition, development or construction of a project.  Pursuant to SFAS 34 and SFAS 67, capitalization of construction, development and redevelopment costs is required while activities are ongoing to prepare an asset for its intended use.  Costs incurred after a project is substantially complete and ready for its intended use are expensed as incurred.  Costs previously capitalized related to abandoned acquisitions or development opportunities are written off.  Should development, redevelopment or construction activity cease, interest, property taxes, insurance and certain costs would no longer be eligible for capitalization, and would be expensed as incurred

In accordance with SFAS 144, we classify a property as “held for sale” when all of the following criteria for a plan of sale have been met: (1) management, having the authority to approve the action, commits to a plan to sell the property; (2) the property is available for immediate sale in its present condition, subject only to the terms that are usual and customary; (3) an active program to locate a buyer, and other actions required to complete the plan to sell, have been initiated; (4) the sale of the property is probable and is expected to be completed within one year; (5) the property is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and (6) actions necessary to complete the plan of sale indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.  When all of these criteria have been met, the property is classified as “held for sale”, its operations, including any interest expense directly attributable to it, are classified as discontinued operations in our consolidated statements of income and amounts for all prior periods presented are reclassified from continuing operations to discontinued operations.  A loss is recognized for any initial adjustment of the asset’s carrying amount to fair value less costs to sell in the period the asset qualifies as “held for sale”.   Depreciation of assets ceases upon designation of a property as “held for sale”.

F10

2131059 ONTARIO LIMITED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-lived Assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell. As described in note 1, the long-lived assets have been valued on a going concern basis; however, substantial doubt exists as to the ability of the Company to continue as a going concern. If the Company ceases operations, the asset values may be materially impaired.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141 (R) Business Combinations. SFAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after 15 December 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's financial statements.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended May 20, 2009. The Company is currently evaluating the impact of SFAS 160 on its financial statements but does not expect it to have a material effect.

F11

2131059 ONTARIO LIMITED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

4.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 161, " Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ”. SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended May 20, 2009. The Company is currently evaluating the impact of SFAS 161 on its financial statements but does not expect it to have a material effect.

In May 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States. SFAS 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The Company is currently evaluating the impact of SFAS 162 on its financial statements but does not expect it to have a material effect.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (“SFAS 163”). SFAS 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended May 20, 2009. The Company is currently evaluating the impact of SFAS 163 on its financial statements but does not expect it to have a material effect.

F12

2131059 ONTARIO LIMITED
 (A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

5.          MORTGAGE PAYABLE

Current Mortgage Payables as of May 20, 2009 and May 31, 2008 consists of the following:

	May 20, 2009	May 31, 2008

Mortgage notes payable (a)	$5,813,847	$6,820,637
Mortgage notes payable (b)	1,052,280	1,200,000
Mortgage notes payable (c)	701,520	800,000

Totals	$7,567,647	$8,820,637

(a)
Mortgage note payable to Firm Capital payable in monthly installments, bearing interest at a floating rate at the greater of 10.75% per annum or the Toronto Dominion Interest rate plus 4.00%.  The term is 1 year expiring October 1, 2009 with $20,000 principal payments per month being calculated on a declining balance method.  This mortgage note is secured by a first mortgage interest in a real estate property in Ontario, Canada.

(b)
Mortgage note payable to Sora Development Corp payable in monthly installments of interest only, at a rate at of 10% per annum.  The mortgage is currently month to month and has been guaranteed by an unrelated third party. This mortgage note is secured by a second mortgage interest in a   real estate property in Ontario, Canada.

(c)
Mortgage note payable to C-1 Holdings Inc. payable in monthly installments of interest only, at a rate at of 10% per annum.  The mortgage is currently month to month and has been guaranteed by an unrelated third party. This mortgage note is secured by a third mortgage interest in a   real estate property in Ontario, Canada.

6.         DUE TO BAYWOOD PARTNERSHIP

Amounts due to Baywood Partnership are non-interest bearing, due on demand and have no fixed repayment terms

F13

 2131059 ONTARIO LIMITED
 (A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
MAY 20, 2009

7.          CAPITAL STOCK

a) Authorized

100 Common shares of $1.00 Canadian par value

Issued 100

	May 20,	May 31,
	2009	2008
Shares Issued and Outstanding	100	100
	$88	$100

8.          INCOME TAXES

The Company accounts for income taxes in accordance with SFAS No. 109. SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The Company has income tax losses available to be applied against future year’s income as a result of the losses incurred since inception. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carry forward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for income tax losses available for carry forward.

8.          SUBSEQUENT EVENTS

On May 20, 2009, the Company was sold to the MoneyLogix Group, Inc. (OTCBB: MLXG).    MoneyLogix acquired the company  for the assumption of the Mortgages Payable of  $7,567,647(Canadian $8,630,000) and Accounts Payable of approximately 175,000(Canadian $200,000) and issued  8.775 million restricted common shares of MoneyLogix  at C$2.00 per share for a total purchase price of approximately $23,062,500(Canadian $26,300,000).

F14

(b) Pro Forma Financial Information.

The following Unaudited Pro Forma  condensed combined financial information has been prepared assuming the Business Combination has occurred at March 31, 2009 for the pro forma balance sheet and at the beginning applicable period for the pro forma statement of operations.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the business combination, are factually supportable, and are expected to have a continuing impact on the combined results.

You should not rely on the unaudited pro forma condensed combined balance sheet as being indicative of the historical financial position that would have been achieved had the business combination been consummated as of March 31, 2009, or the unaudited pro forma condensed combined statements of operations as being indicative of the historical financial results of operations that would have been achieved had the business combination been consummated on the first day of each of the respective operating periods.

We are providing the following information to aid you in your analysis of the financial aspects of the business combination. We derived the historical financial information of MoneyLogix from the unaudited consolidated financial statements of MoneyLogix for the three months ended March 31, 2009 and the notes thereto and the audited consolidated financial statements of MoneyLogix for the year ended December 31, 2008 and the notes thereto included. We derived the historical financial information of 2131059 Ontario Limited from the audited financial statements of 2131059 for the period ended May 20, 2009 and the adjustments needed for the period ending March 31, 2009 and the notes thereto and the audited financial statements of 2131059 for the year ended May 31, 2008 and the notes thereto included

Actual results could differ from the pro forma information presented and depend on several variables, including foreign exchange.

MoneyLogix Group, Inc
Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income
Year Ended March 31, 2009

	MoneyLogix Group, Inc	2131059 Ontario Limited	Pro Forma Adjustments		Pro Forma Combined Company
			Debit	Credit
Revenue	$-	-			$-

Professional fees	28,998	-			28,998
Consulting	81,600	-			81,600
Cost of Reorganization	564	-			564
Total Operating Expenses	111,162	-			111,162

Net Loss	$(111,162)	-			$(111,162)

Net Loss per share-basic and diluted	$(0.00)				(0.00)
Weighted average number of shares- basic and diluted	80,763,586		8,775,000		89,538,586

MoneyLogix Group, Inc
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2009

	MoneyLogix Group, Inc	2131059 Ontario Limited	Pro Forma Adjustments				Pro Forma Combined Company
			Debit		Credit
Assets
Property under Development	$-	$11,931,531	11,211,761	(2)			$23,143,292
Other Assets	-	3,476	130,218	(2)	88	(1)	133,606

Total Assets	$-	$11,935,007					$23,276,898

Liabilities	-
Mortgage Payable	-	7,597,647					7,597,647
Accounts Payable	20,062	289,656					309,718
Due to Baywood	-	4,047,616	4,047,616	(2)			-
Total Liabilities	$20,062	$11,934,919					$7,907,365

Capital Stock	80,764	88	88	(1)	8,775	(2)	89,539
Additional Paid in Capital	275,056	-			15,380,820	(2)	15,655,876
Stock Subscription Receivable	(14,720)	-					(14,720)
Deficit	(361,162)	-					(361,162)
Total Shareholders Equity	(20,062)	88					15,369,533

Total Liabilities and Equity	$-	$11,935,007					$23,276,898

Pro Forma Adjustments and Eliminations:

(1) To remove capital stock in subsidiary company.
(2)  To record the purchase and adjustment to the purchase price based on the acquisition agreement.

Pro Forma Notes:

(A) Pro forma entries are recorded to the extent they are a direct result of the Acquisition Agreement, are factually supportable, and are expected to have a continuing impact on the combined results.
.